UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

GRIFFIN LAND & NURSERIES, INC.
(Name of Registrant as Specified in Its Charter)

GAMCO ASSET MANAGEMENT INC. MARIO J. GABELLI CHRISTOPHER P. HALEY WALTER M. SCHENKER
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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GAMCO ASSET MANAGEMENT INC.

APRIL 22, 2014

Dear Fellow Stockholder:

GAMCO Asset Management Inc. and the other participants in this solicitation (collectively, “GAMCO” or “we”) are the beneficial owners of an aggregate of 1,759,231 shares of common stock, $0.01 par value per share (the “Common Stock”), of Griffin Land & Nurseries, Inc., a Delaware corporation (the “Company” or “Griffin”), representing approximately 34.18% of the outstanding Common Stock.  For the reasons set forth in the attached Proxy Statement, we are seeking representation on the Board of Directors of the Company (the “Board”).  We are seeking your support at the Annual Meeting of Stockholders scheduled to be held at the New York Hilton Hotel, 1335 Avenue of the Americas, New York, NY 10019 on Tuesday, May 13, 2014 at 10:00 a.m. local time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “2014 Annual Meeting”), for the following:

1.
To elect GAMCO’s two (2) director nominees, Christopher P. Haley and Walter M. Schenker (each a “Nominee” and, collectively, the “Nominees”), to serve until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the selection of McGladrey LLP as the Company’s independent registered public accountants for fiscal 2014;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers (commonly known as “Say-on-Pay”);

4.
To consider and vote on GAMCO’s Proposal requesting the Board take the necessary steps to enable the Company to qualify as a real estate investment trust (“REIT”) or a master limited partnership (“MLP”) in order to pursue the conversion of the Company into a REIT or MLP; and

5.	To transact such other business as may properly come before the 2014 Annual Meeting or any postponements or adjournments thereof.

We believe that the Company is in urgent need of fresh perspective and a focus on surfacing stockholder value, which, we believe, the Nominees will provide.  The Nominees do not have specific plans for the Company.

We are seeking to add two representatives on the Board to ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom.  There are currently seven directors serving on the Board with terms expiring at the 2014 Annual Meeting. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect the Nominees. By voting on the BLUE proxy card, a stockholder will be voting for GAMCO’s Nominees only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Stockholders voting for GAMCO’s Nominees on the BLUE proxy will be disenfranchised with respect to the election of five other directors. There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.  The attached Proxy Statement and the enclosed BLUE proxy card are first being furnished to the stockholders on or about April 28, 2014.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact GAMCO at our address listed below.

Thank you for your support. /s/ Mario J. Gabelli Mario J. Gabelli GAMCO Asset Management Inc.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of GAMCO’s proxy materials,
please contact GAMCO at the phone number listed below.

GAMCO ASSET MANAGEMENT INC.

ONE CORPORATE CENTER

RYE, NEW YORK 10580

(800) 422-3554

2014 ANNUAL MEETING OF STOCKHOLDERS
OF
GRIFFIN LAND & NURSERIES, INC.
_________________________

PROXY STATEMENT
OF
GAMCO ASSET MANAGEMENT INC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

GAMCO Asset Management Inc., Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are significant stockholders of Griffin Land & Nurseries, Inc., a Delaware corporation (the “Company” or “Griffin”), owning in the aggregate approximately 34.18% of the outstanding Common Stock, $0.01 par value per share (the “Common Stock”), of the Company.  We are seeking to add two representatives on the Board of Directors of the Company (the “Board”) because we believe that the Board could be improved by the addition of directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to surface stockholder value.  We are seeking your support at the Annual Meeting of Stockholders scheduled to be held at the New York Hilton Hotel, 1335 Avenue of the Americas, New York, NY 10019 on Tuesday, May 13, 2014 at 10:00 a.m. local time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “2014 Annual Meeting”), for the following:

1.
To elect GAMCO’s two (2) director nominees, Christopher P. Haley and Walter M. Schenker (each a “Nominee” and, collectively, the “Nominees”), to serve until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the selection of McGladrey LLP as the Company’s independent registered public accountants for fiscal 2014;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers (commonly known as “Say-on-Pay”);

4.
To consider and vote on GAMCO’s Proposal requesting the Board take the necessary steps to enable the Company to qualify as a real estate investment trust (“REIT”) or a master limited partnership (“MLP”) in order to pursue the conversion of the Company into a REIT or MLP (“GAMCO’s Proposal”); and

5.	To transact such other business as may properly come before the 2014 Annual Meeting or any postponements or adjournments thereof.

As of the date hereof, GAMCO and its affiliates collectively beneficially own 1,759,231 shares of Common Stock, constituting approximately 34.18% of the outstanding Common Stock.  We intend to vote such shares FOR the election of the Nominees, FOR the ratification of McGladrey LLP as the Company’s independent registered public accountants, ABSTAIN on the approval of the advisory Say-on-Pay proposal, and FOR GAMCO’s Proposal.

The Company has set the close of business on April 10, 2014 as the record date for determining stockholders entitled to notice of and to vote at the 2014 Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is One Rockefeller Plaza, Suite 2301, New York, New York, 10020.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2014 Annual Meeting.  According to the Company, as of the Record Date, there were 5,146,366 shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2014 ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH GAMCO IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2014 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

GAMCO URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2014 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2014 ANNUAL MEETING OR BY VOTING IN PERSON AT THE 2014 ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting

This Proxy Statement and our BLUE proxy card are available at
www.gproxyonline.com

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own.  GAMCO urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees and in accordance with GAMCO’s recommendations on the other proposals on the agenda for the 2014 Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to GAMCO in the enclosed postage-paid envelope today.

•
If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our Nominees only on our BLUE proxy card.  So please make certain that the latest dated proxy card you return is the BLUE proxy card.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation.

•
GAMCO has been a major stockholder of Griffin on behalf of our clients for many years, GAMCO and certain of its affiliates initially filed a Schedule 13D with respect to their ownership of securities of the Company on July 14, 1997.

•
On December 6, 2012, GAMCO informed the Company by letter that it was evaluating all options with regard to the submission of recommendations of individual(s) as nominees for directors for consideration by the Company’s Nominating Committee with respect to the Company’s 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”).

•	On December 10, 2012, GAMCO sent the Company a letter recommending that the Company’s Nominating Committee consider Edward T. Tokar and Walter M. Schenker as director nominees.

•
On December 12, 2012, the Company’s Chairman and Chief Executive Officer, Frederick M. Danziger, had a telephone conversation with Mario Gabelli, Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO, in which Mr. Gabelli expressed interest in learning more about certain aspects of the Company’s business. Mr. Danziger invited representatives of GAMCO to visit the Company’s operations and meet with the Company management.

•
On January 24, 2013, Mr. Danziger, Michael S. Gamzon, the Company’s President and Chief Operating Officer, and Anthony J. Galici, the Company’s Vice President, Chief Financial Officer and Secretary, met with Mr. Gabelli and discussed the Company’s operations and other topics.

•
On February 26, 2013, Mr. Danziger informed Mr. Gabelli by letter that the Nominating Committee had not determined to recommend to the Board that it nominate GAMCO’s two recommended candidates. In the letter, Mr. Danziger also indicated that the Nominating Committee intended to consider Mr. Tokar and Mr. Schenker as director nominees at an appropriate time in the future.

•
On March 13, 2013, GAMCO provided the Company with notice that GAMCO intended to nominate Mr. Tokar and Mr. Schenker for election as directors at the 2013 Annual Meeting.   GAMCO did not file proxy materials to solicit proxies to elect Mr. Tokar and Mr. Schenker for election at the 2013 Annual Meeting.

•
On May 8, 2013, GAMCO stated in its Schedule 13D filed with the SEC that it would be attending the 2013 Annual Meeting for the purpose of nominating its two alternate director nominees, Mr. Tokar and Mr. Schenker, for election to the Board.  GAMCO noted that Institutional Shareholder Services, Inc., a leading proxy advisory firm (“ISS”), had recommended that stockholders cast a WITHHOLD vote for all seven of the Company’s director nominees up for election.  GAMCO expressed its disappointment with the current Board and indicated it would vote its shares in favor of the election of its two alternate director nominees.  GAMCO also indicated that it intended to ask the Company at the 2013 Annual Meeting why it had not converted to a different corporate structure.

•	On May 14, 2013, neither Mr. Tokar nor Mr. Schenker was elected to the Board at the 2013 Annual Meeting.

•
On December 5, 2013, GAMCO submitted stockholder proposal for inclusion in the Company’s proxy and proxy statement for the 2014 Annual Meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requesting that the Board take the necessary steps to enable the Company to qualify as a REIT or MLP in order to pursue the conversion of the Company to a REIT or MLP.

•
On March 11, 2014, GAMCO stated in its Schedule 13D filed with the SEC that it is considering contacting individuals concerning their interest and qualification to serve on the Board and that it may submit nominations of one or more individuals as nominees for election to the Board at the 2014 Annual Meeting.

•	On March 21, 2014, GAMCO notified the Company that it intended to nominate Christopher P. Haley and Walter M. Schenker as director nominees for election to the Board at the 2014 Annual Meeting.

•
During the week of March 31, 2014, Messrs. Danziger and Haley had a telephone conversation in which they briefly discussed the Company and GAMCO’s submission of Mr. Haley as a nominee to the Company’s Board.

•
On April 21, 2014, GAMCO provided the Company with formal notice of its proposal requesting the Board to take the necessary steps to enable the Company to qualify as a REIT or a MLP in order to pursue the conversion of the Company into a REIT or MLP.

REASONS FOR THE SOLICITATION

As the largest unaffiliated stockholders of Griffin, we believe that change is needed on the Board.  We have little confidence that the Board, as currently composed, is committed to take the steps necessary to surface stockholder value at the Company. Therefore, we are soliciting your support to elect our Nominees at the 2014 Annual Meeting, who we believe would bring significant and relevant experience, new insight and fresh perspective to the Board.

We have identified two highly qualified, independent directors who we believe would be extremely helpful in evaluating and executing on initiatives to surface stockholder value at the Company.

Christopher P. Haley. Mr. Haley has over 20 years experience in the real estate industry working in leadership, operational and analytical positions, including serving as Managing Principal of Palladian Realty Capital LLC, a real estate investment banking and advisory company which Mr. Haley founded, in various leadership positions at Wells Fargo, including as Managing Director at Wells Fargo Securities, and as a director of Rouse Properties, Inc. (NYSE: RSE), a property management company that owns and manages regional malls in the United States. GAMCO believes that Mr. Haley’s wealth of leadership and analytical experience in the real estate industry will be an invaluable addition to the Board that will help improve effective oversight of the Company and strengthen the Board’s focus on surfacing stockholder value.

Walter M. Schenker. Mr. Schenker has extensive investment and financial experience, having worked for over 40 years in the investment business, including as the principal of various hedge funds and registered investment advisers, at a number of leading brokerage/investment banks and money management firms.  Mr. Schenker brings deep knowledge of many aspects of public company investing including accounting, financial reporting, capital allocation, strategic transactions and investor relations.  GAMCO believes that the Board will greatly benefit from Mr. Schenker’s public company investment experience and that his addition will help the Board surface stockholder value.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of seven directors whose terms expire at the 2014 Annual Meeting.  We are seeking your support at the 2014 Annual Meeting to elect our two Nominees, Christopher P. Haley and Walter M. Schenker. Your vote to elect the Nominees will have the legal effect of replacing two incumbent directors of the Company with the Nominees.  If elected, the Nominees will represent a minority of the members of the Board and therefore it is not guaranteed that they will have the ability to surface stockholder value.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominees.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as director of the Company is set forth above in the section entitled “Reasons for the Solicitation.”  This information has been furnished to us by the Nominees.  Both of the Nominees are citizens of the United States of America.

Christopher P. Haley, age 45, currently serves as the Managing Principal of Palladian Realty Capital LLC (“Palladian”), a real estate investment banking and advisory company which he founded in 2009.  Prior to Palladian, Mr. Haley held various leadership positions at Wells Fargo and several of its various capital markets predecessor companies from 1993 through 2009, most recently serving as Managing Director of Wells Fargo Securities from 2003 through 2009.  Such service also included his lead role in the firm’s equity research department focusing on real estate company analysis.  Since January 2012, Mr. Haley has served as a director of Rouse Properties, Inc. (NYSE: RSE), a property management company that owns and manages regional malls in the United States.  Mr. Haley is a lead instructor for SNL Securities’ Financial Statement Analysis for Real Estate/REIT School, a Trustee and Governor of NAIOP’s Research Foundation, a national commercial real estate development association, and a former member of the NAREIT Financial Standards Task Force.  Mr. Haley received a Bachelor of Science in Business Administration, with concentrations in Finance and Accounting, from Villanova University.

Walter M. Schenker, age 67, is the sole Principal of MAZ Capital Advisors, LLC, a firm he founded in June 2010, which manages a hedge fund that largely invests on a long term basis in small-cap and mid-cap companies. Mr. Schenker has served as a director of Sevcon, Inc. (NasdaqCM: SEV) since December 2013, where he also serves as a member of its board’s compensation committee. In 1999, Mr. Schenker co-founded Titan Capital Management, LLC, a registered investment advisor and hedge fund, where he remained until his partner’s retirement in June 2010.  In 2007, Titan Capital Management, LLC, TCMP3 Partners, L.P., its general partner, TCMP3 Capital, LLC, its investment manager, and portfolio managers Steven E. Slawson and Mr. Schenker agreed to a settlement with the SEC in connection with unregistered securities offerings, which are commonly referred to as “PIPEs” (Private Investment in Public Equity), without admitting or denying the allegations. During the 1970’s and 1980’s, Mr. Schenker was employed with a number of leading brokerage/investment banks as well as money management firms, including Lehman Brothers, Drexel Burham Lambert, Steinhardt Partners, Bear Stearns, Gabelli & Company, Inc., and Glickenhaus & Company. Mr. Schenker has worked in the investment business for over 40 years.  In the course of his career, Mr. Schenker has worked with public and private companies to advise and assist with raising capital.  Mr. Schenker has been the lead plaintiff in securities class actions, and is knowledgeable on corporate governance issues. Mr. Schenker graduated from Cornell University, with a Bachelor of Arts degree, and received a Masters in Business Administration from Columbia University.

The principal business address of Mr. Haley is c/o Palladian Realty Capital LLC, 724 Dulaney Valley Road, Townson, MD 21204. The principal business address of Mr. Schenker is c/o MAZ Capital Advisors, LLC, 1130 Route 46, Suite 22, Parsippany, NJ, 07054.

As of the date hereof, neither of Messrs. Haley or Schenker own beneficially or of record any securities of the Company, nor have they made any purchases or sales of any securities of the Company in the past two years.  Depending on market conditions and other factors, both of Messrs. Haley and Schenker, if elected, intend to acquire shares of Common Stock.

There are no arrangements or understandings between GAMCO or any of its affiliates or clients and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the 2014 Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Each Nominee presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law.  In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, shares of Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of GAMCO that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES “FOR” THE NOMINEES.

PROPOSAL NO. 2

RATIFICATION OF MCGLADREY LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board expects to appoint McGladrey LLP as the Company’s independent registered public accountants for fiscal 2014 and is proposing that stockholders ratify such appointment.

As disclosed in the Company’s proxy statement, this vote is an advisory vote only, and therefore it will not bind the Company, the Board or the Audit Committee. The Company is not legally required to obtain stockholder ratification of the selection of McGladrey LLP as its independent registered public accountants. However, according to the Company’s proxy statement, should the stockholders fail to ratify the selection of McGladrey LLP as the Company’s independent registered public accounting firm, the Audit Committee will consider that fact when it selects the independent registered public accountants for the following year.

WE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 2014 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL NO. 3

APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to indicate their support for the compensation of the Company’s named executive officers for the fiscal year 2013.  This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement.  Accordingly, the Company is asking stockholders to vote on the following resolution:

“RESOLVED, that the stockholders of Griffin Land & Nurseries, Inc. ("Griffin") approve, on an advisory (non-binding) basis, the compensation of Griffin's Named Executive Officers as described in the Compensation Discussion & Analysis and disclosed in the 2013 Summary Compensation Table and related compensation tables and narrative disclosure as set forth in this 2014 Proxy Statement.”

According to the Company’s proxy statement, the vote on this “Say-on-Pay” proposal is advisory and therefore non-binding on the Company, but the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.

WE RECOMMEND A VOTE TO “ABSTAIN” ON THE APPROVAL OF THE NON-BINDING SAY-ON-PAY PROPOSAL AND INTEND TO VOTE OUR SHARES “ABSTAIN” ON THIS PROPOSAL.

PROPOSAL NO. 4

GAMCO’S PROPOSAL REGARDING THE COMPANY’S QUALIFICATION AS OR CONVERSION INTO REIT OR MLP

As included in the Company’s proxy statement, GAMCO has presented the below proposal for consideration and approval at the 2014 Annual Meeting.  GAMCO further provided the Company with formal notice of its proposal below on April 21, 2014.

RESOLUTION

“RESOLVED, that the stockholders of Griffin Land & Nurseries, Inc. (the “Company”) request that the Board of Directors undertake the necessary steps to enable the Company to qualify as a real estate investment trust (“REIT”) or a master limited partnership (“MLP”), in order to pursue the conversion of the Company into a REIT or MLP.”

SUPPORTING STATEMENT

With a majority of the Company’s gross income being derived from rental income and capital gains from real estate, we believe that the Company should position itself to undertake the conversion into a REIT or a MLP.  These alternate corporate structures offer several benefits that we believe the Company should be able to utilize for the betterment of its stockholders.  For the reasons outlined below we believe that the conversion of the Company into a REIT or a MLP would enhance stockholder value for all stockholders of the Company.

Advantages of Converting to a REIT

•	Efficiently balancing tax liabilities.

•	Boosting public valuations, given that REIT multiples are higher due to investor interest in current yield.

•	Monetizing real estate holdings.

•	REIT structure can enforce prudent capital allocation and leverage, since REITs generally pay a predictable distribution and rarely repurchase shares or issue special dividends.

Advantages of Converting to a MLP

•	Entity pays no federal income tax.

•	Depending on the underlying assets, MLPs typically trade at a premium to similar assets in a C-Corp structure.

•	Lower cost of capital, i.e. able to pay a premium for acquisitions.

•	In general, better access to capital markets due to attractiveness from income seeking investors.

•	Ability to maintain control of the assets with only 2% General Partner equity interest.

•	Ability to capture potential upside with incentive distribution rights (“IDRs”). General Partner gets an increasing proportion of the cash flow as distribution is raised.

•	Due to the attractiveness of the IDRs, the General Partner can experience uplift in valuation.

*           *           *

GAMCO believes that there are questions the Company should answer, the most fundamental of which is:

•	What is the underlying value of the Company’s assets today?

WE URGE STOCKHOLDERS TO VOTE “FOR” THE PROPOSAL CALLING ON THE BOARD TO SEEK THE COMPANY’S POTENTIAL QUALIFICATION AS OR CONVERSION INTO REIT OR MLP AND WE INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the 2014 Annual Meeting.  Only stockholders of record on the Record Date will be entitled to notice of and to vote at the 2014 Annual Meeting.  Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the 2014 Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, GAMCO believes that the only outstanding class of securities of the Company entitled to vote at the 2014 Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the 2014 Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR the ratification of the selection of McGladrey LLP, ABSTAIN on the approval of the Say-on-Pay proposal, and FOR GAMCO’s Proposal.

According to the Company’s proxy statement for the 2014 Annual Meeting, the current Board intends to nominate seven candidates for election at the 2014 Annual Meeting.  This Proxy Statement is soliciting proxies to elect our two Nominees.  By voting on the BLUE proxy card, a stockholder will be voting for GAMCO’s Nominees only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Stockholders voting for GAMCO’s Nominees on the BLUE proxy will be disenfranchised with respect to the election of five other directors.  Under applicable proxy rules we are required either to solicit proxies only for our Nominees, which could result in limiting the ability of stockholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominees while also allowing stockholders to vote for fewer than all of the Company’s nominees, which enables a stockholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees.   There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting.  For the 2014 Annual Meeting, the presence, in person or by proxy, of the holders of at least 2,573,184 shares of Common Stock, which represents a majority of the 5,146,366 shares of Common Stock outstanding as of the Record Date, will be considered a quorum allowing votes to be taken and counted for the matters before the stockholders.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum.  However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Under rules of The NASDAQ Stock Market, your broker will not have discretionary authority to vote your shares on a particular proposal because the proposal is not a “routine” matter under applicable rules. Because GAMCO has initiated a proxy contest, there will be no “routine” matters at the 2014 Annual Meeting for any broker accounts that are provided with proxy materials by GAMCO.

If you are a stockholder of record, you must deliver your vote by mail or attend the 2014 Annual Meeting in person and vote in order to be counted in the determination of a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for non-contested and contested director elections.  As a result of our nomination of the Nominees, the director election at the 2014 Annual Meeting will be contested, so the seven nominees for director receiving the highest vote totals will be elected as directors of the Company.  With respect to the election of directors, only votes cast “FOR” a nominee will be counted.  Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.  Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee.  Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Other Proposals ─ Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on each of the other proposals. According to the Company’s proxy statement, the approval of Proposals 2, 3 and 4 will require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the 2014 Annual Meeting and entitled to vote on the proposal.  Broker non-votes and abstentions will be counted for the purpose of determining whether a quorum is present, but broker non-votes will not be included for purposes of determining whether stockholder approval of a matter has been obtained. Because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by stockholders, abstentions will have the same effect as negative votes for Proposals 2, 3 and 4. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with GAMCO’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the 2014 Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the 2014 Annual Meeting and voting in person (although attendance at the 2014 Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered to GAMCO at the address set forth on the back cover of this Proxy Statement or to the Company at One Rockefeller Plaza, Suite 2301, New York, New York, 10020 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to GAMCO at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock.  Additionally, we may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by GAMCO.  It is anticipated that the participants and certain staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this Proxy Statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Solicitations of proxies may be made in person, by telephone, by email, through the Internet, by mail and by facsimile.  Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of stockholders will not exceed $25,000, of which approximately $10,000 has been incurred to date.

Costs related to this solicitation of proxies, including expenditures for attorneys, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO has the option to seek reimbursement from the Company for those expenses if any of our Nominees are elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the stockholders.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees, GAMCO and Mr. Gabelli are participants in this solicitation.  The principal business of GAMCO is acting as an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others.  GAMCO is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Mr. Gabelli’s principal occupation is acting as the controlling stockholder, Chief Executive Officer and a director of GGCP, Inc., a company that makes investments for its own account manager and is a member of GGCP Holdings LLC which is the controlling shareholder of GAMCO Investors, Inc., a parent company for a variety of companies engaged in the securities business, and Chairman and Chief Executive Officer of GAMCO Investors, Inc.  Mr. Gabelli is also a member of GGCP Holdings LLC and the controlling stockholder of Teton Advisors, Inc., an investment adviser registered under the Advisers Act.

The address of the principal office of each of GAMCO and Mr. Gabelli is One Corporate Center, Rye, New York 10580.

As of the date hereof, GAMCO beneficially owns 1,068,201 shares of Common Stock.  GAMCO has dispositive power with respect to all of these shares of Common Stock, and has voting power with respect to 1,009,511 shares of Common Stock.  As of the date hereof, Mr. Gabelli does not directly own any shares of Common Stock. As of the date hereof, GAMCO’s affiliates beneficially own an additional 691,030 shares of Common Stock. Mr. Gabelli has dispositive power with respect to all of these shares of Common Stock, and has voting power with respect to 124,480 shares of Common Stock.  By virtue of his respective position with each of GAMCO and its affiliates, Mr. Gabelli may be deemed to be the beneficial owner of all of the shares of Common Stock held by GAMCO and its affiliates.  As of the date hereof, GAMCO, its affiliates and Mr. Gabelli own an aggregate of 1,759,231 shares of Common Stock.

The shares of Common Stock beneficially owned by each of GAMCO and its affiliates were purchased with funds that were provided through the accounts of certain investment advisory clients (and, in the case of some of such accounts at GAMCO, may be through borrowings from client margin accounts). For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the 2014 Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

GAMCO is unaware of any other matters to be considered at the 2014 Annual Meeting.  However, should other matters, which GAMCO is not aware of a reasonable time before this solicitation, be brought before the 2014 Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, proposals by stockholders for Griffin's 2015 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, must be received by Griffin no later than December 22, 2014 if such proposal is to be considered for inclusion in the 2014 proxy materials of Griffin. Any stockholder proposal not intended to be included in the proxy materials for the 2015 annual meeting of stockholders must be received by Griffin no later than March 7, 2015, or else management of Griffin will retain discretion to vote proxies received for that meeting in their discretion with respect to any such proposal.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2015 annual meeting of stockholders is based on information contained in the Company’s proxy statement filed by the Company with the SEC.  The incorporation of this information in this proxy statement should not be construed as an admission by GAMCO that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

GAMCO ASSET MANAGEMENT INC. April 22, 2014

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Purchase/Sale	Common Stock Purchased / Sold	Date of Purchase/Sale

GAMCO ASSET MANAGEMENT INC.

Purchase	703	04/04/2012
Purchase	617	04/05/2012
Purchase	1,583	04/09/2012
Purchase	285	04/09/2012
Purchase	600	04/10/2012
Purchase	1,000	04/10/2012
Purchase	500	04/10/2012
Purchase	200	04/10/2012
Purchase	800	04/10/2012
Purchase	300	04/10/2012
Purchase	600	04/10/2012
Purchase	915	04/10/2012
Purchase	500	04/12/2012
Purchase	500	05/03/2012
Purchase	319	05/08/2012
Purchase	100	05/08/2012
Purchase	481	05/10/2012
Purchase	200	05/10/2012
Purchase	1,000	05/18/2012
Sale	200	06/22/2012
Sale	600	06/26/2012
Sale	202	08/29/2012
Sale	111	09/04/2012
Sale	7	09/05/2012
Purchase	1,000	09/05/2012
Sale	180	09/10/2012
Purchase	2,045	09/10/2012
Purchase	3,000	10/19/2012
Purchase	3,000	11/21/2012
Purchase	300	11/21/2012
Purchase	400	11/21/2012
Purchase	200	11/21/2012
Purchase	2,008	11/21/2012
Purchase	2,000	11/21/2012
Purchase	300	11/26/2012
Purchase	500	11/26/2012
Purchase	100	11/26/2012
Purchase	97	11/27/2012

Sale	2,000	11/28/2012
Purchase	379	11/28/2012
Purchase	621	12/11/2012
Purchase	159	12/12/2012
Sale	300	12/13/2012
Purchase	431	12/13/2012
Purchase	100	12/24/2012
Purchase	188	12/24/2012
Purchase	100	12/24/2012
Sale	550	12/26/2012
Purchase	113	12/28/2012
Purchase	1,001	01/24/2013
Purchase	2,806	01/25/2013
Purchase	560	01/31/2013
Purchase	559	01/31/2013
Purchase	634	02/04/2013
Purchase	500	02/07/2013
Purchase	451	02/08/2013
Purchase	440	02/08/2013
Purchase	743	02/08/2013
Purchase	369	02/11/2013
Purchase	2,549	02/13/2013
Purchase	1,419	02/13/2013
Purchase	434	02/22/2013
Purchase	566	02/25/2013
Purchase	202	02/27/2013
Purchase	318	03/01/2013
Purchase	1,000	03/07/2013
Purchase	125	03/18/2013
Sale	1,000	03/26/2013
Purchase	91	03/26/2013
Purchase	264	03/27/2013
Purchase	500	04/09/2013
Purchase	1,000	04/15/2013
Purchase	1,223	04/16/2013
Purchase	2,777	04/17/2013
Purchase	486	04/22/2013
Purchase	2,000	04/25/2013
Sale	1,000	05/16/2013
Sale	500	05/20/2013
Purchase	295	06/21/2013
Purchase	205	06/24/2013
Purchase	1,000	06/25/2013
Purchase	300	07/11/2013
Purchase	369	07/11/2013
Purchase	500	07/12/2013
Purchase	500	07/12/2013
Purchase	3,200	07/12/2013
Purchase	3,131	07/12/2013
Purchase	1,000	08/01/2013

Purchase	1,000	08/01/2013
Purchase	2,007	08/23/2013
Purchase	106	08/26/2013
Purchase	1,000	09/05/2013
Purchase	766	09/10/2013
Purchase	900	10/21/2013
Purchase	500	10/21/2013
Purchase	500	10/21/2013
Purchase	300	11/01/2013
Purchase	500	11/25/2013
Purchase	500	11/27/2013
Sale	1,500	12/10/2013
Sale	2,000	12/12/2013
Purchase	7,787	12/20/2013
Purchase	503	12/31/2013
Purchase	1,897	01/02/2014
Purchase	400	01/10/2014
Purchase	200	02/10/2014
Purchase	500	02/10/2014
Purchase	500	02/10/2014
Purchase	400	02/10/2014
Purchase	500	02/10/2014
Purchase	300	02/10/2014
Purchase	250	02/10/2014
Purchase	250	02/10/2014
Purchase	1,000	02/10/2014
Purchase	800	02/10/2014
Purchase	200	02/10/2014
Purchase	200	02/10/2014
Purchase	200	02/10/2014
Purchase	250	02/11/2014
Purchase	250	02/11/2014
Purchase	600	02/11/2014
Purchase	200	02/11/2014
Purchase	100	02/11/2014
Purchase	264	02/11/2014
Purchase	100	02/11/2014
Purchase	400	02/11/2014
Purchase	100	02/13/2014
Purchase	100	02/13/2014
Purchase	36	02/13/2014
Purchase	100	02/13/2014
Purchase	1,500	02/19/2014
Purchase	400	02/19/2014
Purchase	1,225	02/24/2014
Purchase	685	02/28/2014
Purchase	500	03/04/2014
Purchase	300	03/04/2014
Purchase	502	03/04/2014
Purchase	500	03/05/2014

Purchase	200	03/05/2014
Purchase	498	03/05/2014
Sale	200	03/06/2014
Purchase	1,000	03/11/2014
Sale	500	03/18/2014
Sale	1,500	03/20/2014
Sale	300	03/21/2014
Sale	300	03/24/2014
Purchase	900	03/27/2014
Purchase	1,000	03/27/2014
Sale	2,500	03/27/2014
Purchase	400	03/27/2014
Purchase	600	03/27/2014
Sale	1,000	03/31/2014
Purchase	72	03/31/2014
Purchase	1,000	03/31/2014
Purchase	800	03/31/2014
Purchase	700	03/31/2014
Sale	1,531	04/01/2014
Purchase	390	04/01/2014
Purchase	300	04/01/2014
Purchase	100	04/02/2014
Purchase	100	04/02/2014
Purchase	93	04/02/2014
Purchase	1,010	04/02/2014
Purchase	800	04/02/2014
Sale	469	04/03/2014
Purchase	200	04/03/2014
Purchase	200	04/03/2014
Purchase	307	04/03/2014
Purchase	701	04/16/2014
Purchase	899	04/17/2014

MARIO J. GABELLI

None

CHRISTOPHER P. HALEY

None

WALTER M. SCHENKER

None

SCHEDULE II

The following table is reprinted from the Company’s Definitive Revised Proxy Statement filed with the Securities and Exchange Commission on April 15, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND PRINCIPAL HOLDERS

The following table lists the number of shares and options to purchase shares of Common Stock of Griffin beneficially owned or held by: (i) each person known by Griffin to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director; (iii) each Named Executive Officer; and (iv) all directors and executive officers of Griffin, collectively.  Unless otherwise indicated, information is provided as of April 10, 2014.

Names and Addresses(1)	Shares Beneficially Owned(2)	Percent of Total
Cullman and Ernst Group (3)	2,470,707	47.3
Frederick M. Danziger (3)	258,045	5.0
David M. Danziger (3)	471,776	9.2
Michael S. Gamzon (3)	121,989	2.4
John J. Kirby, Jr. (3)	3,378	*
Winston J. Churchill, Jr. SCP Partners 1200 Liberty Ridge Drive, Suite 300 Wayne, PA 19087	27,658	*
Thomas C. Israel Ingleside Investors 12 East 49th Street New York, NY 10017	38,658	*
Jonathan P. May The CarbonNeutral Company 10 East 40th Street New York, NY 10128	1,870	*
Albert H. Small, Jr. Renaissance Centro 7311 Wisconsin Avenue Bethesda, MD 20814	7,674	*
Anthony J. Galici Griffin Land & Nurseries, Inc. 204 West Newberry Road Bloomfield, CT 06002	32,690	*
Gregory M. Schaan Monrovia Connecticut LLC 90 Salmon Brook Street Granby, CT 06035	250	*
Thomas M. Lescalleet Griffin Land, LLC 204 West Newberry Road Bloomfield, CT 06002	14,167	*
Gabelli Funds, LLC et al (4) Gabelli Funds, LLC One Corporate Center Rye, NY 10580	1,754,974	34.1
All directors and executive officers collectively, consisting of 12 persons (5)	937,322	17.7
_______________________
*	Less than 1%

(1)	Unless otherwise indicated, the address of each person named in the table is 641 Lexington Avenue, New York, NY 10022.

(2)
This information reflects the definition of beneficial ownership adopted by the Securities and Exchange Commission (the “Commission”).  Beneficial ownership reflects sole investment and voting power, except as reflected below in footnote 3.  Where more than one person shares investment and voting power in the same shares, such shares may be shown more than once.  Such shares are reflected only once, however, in the total for all directors and officers.  Includes stock options granted pursuant to the Griffin Stock Option Plan, as amended, that are exercisable within 60 days of the Record Date as follows: Frederick M. Danziger–23,333 options; David M. Danziger–5,925 options; Michael S. Gamzon–40,833 options; John J. Kirby, Jr.–2,378 options; Winston J. Churchill, Jr.–12,609 options; Thomas C. Israel–12,609 options; Jonathan P. May–1,870 options; Albert H. Small, Jr.–7,674 options; Anthony J. Galici–11,667 options; Thomas M. Lescalleet–11,667 options; and Scott Bosco–9,167 options.

(3)
Based on a Schedule 13D/A filed with the Commission on February 15, 2012 on behalf of the Cullman and Ernst Group and Griffin’s records.  Included in the shares held by the Cullman and Ernst Group are the following: 1,131,101 shares beneficially owned by Susan R. Cullman, of which she has sole voting and dispositive power with respect to 71,439 shares and shared voting and dispositive power with respect to 1,059,662 shares; 729,670 shares beneficially owned by Edgar M. Cullman, Jr., of which he has sole voting and dispositive power with respect to 132,522 shares and shared voting and dispositive power with respect to 597,148 shares; 18,410 shares beneficially owned by the Estate of Louise B. Cullman (for which Edgar M. Cullman, Jr., Susan R. Cullman and Lucy C. Danziger are executors) of which it has sole voting power with respect to all such shares; 494,746 shares beneficially owned by Lucy C. Danziger, of which she has sole voting and dispositive power with respect to 60,322 shares and shared voting and dispositive power with respect to 434,424 shares; 405,381 shares beneficially owned by John Ernst, of which he has sole voting and dispositive power with respect to 7,349 shares and shared voting and dispositive power with respect to 398,032 shares; 258,045 shares beneficially owned by Frederick M. Danziger, of which he has sole voting and dispositive power with respect to 86,867 shares and shared voting and dispositive power with respect to 171,178 shares; 259,394 shares beneficially owned by Elissa F. Cullman, of which she has sole voting and dispositive power with respect to 14,850 shares and shared voting and dispositive power with respect to 244,544 shares; 233,792 shares beneficially owned by B Bros. Realty, LLC (of which Susan R. Cullman is a member), of which it has sole voting and dispositive power with respect to all such shares; 186,546 shares beneficially owned by Carolyn Sicher, of which she has sole voting and dispositive power with respect to 21,422 shares and shared voting and dispositive power with respect to 165,124 shares; 116,037 shares beneficially owned by Carolyn S. Fabrici, of which she has shared voting and dispositive power with respect to all such shares; 471,776 shares beneficially owned by David M. Danziger, of which he has sole voting and dispositive power with respect to 33,402 shares and shared voting and dispositive power with respect to 438,374 shares; 121,989 shares held by Michael S. Gamzon, of which he has sole voting and dispositive power with respect to 40,833 shares and shared voting and dispositive power with respect to 81,156 shares; 391,952 shares beneficially owned by Rebecca D. Gamzon, of which she has sole voting and dispositive power with respect to 10,550 shares and shared voting and dispositive power with respect to 381,402 shares; 58,731 shares beneficially owned by Alexandra Ernst, of which she has sole voting and dispositive power with respect to 1,748 shares and shared voting and dispositive power with respect to 56,983 shares; 45,134 shares beneficially owned by Jessica P. Ernst, of which she has sole voting and dispositive power with respect to 1,250 shares and shared voting and dispositive power with respect to 43,884 shares; 5,176 shares beneficially owned by Matthew Ernst, of which he has sole voting and dispositive power with respect to 1,650 shares and shared voting and dispositive power with respect to 3,526 shares; 44,580 shares beneficially owned by Margot P. Ernst, of which she has shared voting and dispositive power with respect to all such shares; 16,669 shares beneficially owned by Edgar M. Cullman III, of which he has sole voting and dispositive power with respect to all such shares; 13,594 shares beneficially owned by Samuel B. Cullman, of which he has sole voting and dispositive power with respect to all such shares; 9,550 shares beneficially owned by Georgina D. Cullman, of which she has sole voting and dispositive power with respect to all such shares; 21,138 shares beneficially owned by the Estate of Edgar M. Cullman (for which Edgar M. Cullman, Jr., Susan R. Cullman and Lucy C. Danziger are executors) of which it has sole voting power with respect to all such shares; and 3,378 shares beneficially owned by John J. Kirby, Jr., of which he has sole voting and dispositive power with respect to all such shares.

The Schedule 13D/A states that there is no formal agreement governing the group’s holding and voting of shares held by members of the Cullman and Ernst Group but that there is an informal understanding that the persons and entities included in the group will hold and vote together with shares owned by each of them in each case subject to any applicable fiduciary responsibilities.

(4)
Griffin has received a copy of Schedule 13D/A as filed with the Commission by Gabelli Funds, LLC et al, reporting ownership of these shares as of April 11, 2014.  As reported in said Schedule 13D/A, Gabelli Funds, LLC reports sole dispositive power with respect to 563,893 shares, GAMCO Asset Management Inc. (“GAMCO”) reports sole voting power with respect to 1,009,511 of these shares and sole dispositive power with respect to 1,066,601 of these shares and Teton Advisors, Inc. (“Teton Advisors”) reports sole voting and dispositive power with respect to 124,480 of these shares.  The securities have been acquired by GGCP, Inc. (“GGCP”), and certain of its direct and indirect subsidiaries, including GAMCO Investors, Inc. (“GBL”), on behalf of their investment advisory clients.  Mario Gabelli, as the controlling stockholder, Chief Executive Officer and a director of GGCP, Chairman and Chief Executive Officer of GBL, and the controlling shareholder of Teton Advisors, is deemed to have beneficial ownership of the shares owned beneficially by Gabelli Funds, LLC, GAMCO and Teton Advisors.  GBL and GGCP are deemed to have beneficial ownership of the shares beneficially owned by each of the foregoing persons other than Mario Gabelli and the Gabelli Foundation, Inc.  For the shares held by Gabelli Funds, LLC, with respect to the 55,000 shares held by the Gabelli Capital Asset Fund, the 55,500 shares held by the Gabelli Equity Trust, the 104,000 shares held by the Gabelli Asset Fund, the 122,000 shares held by the Gabelli Value Fund, the 217,393 shares held by the Gabelli Small Cap Growth Fund, and the 10,000 shares held by the Gabelli Equity Income Fund, the proxy voting committee of each such fund has taken and exercises in its sole discretion the entire voting power with respect to the shares held by such funds.

(5)	Excluding shares held by certain charitable foundations, the officers and/or directors of which include certain officers and directors of Griffin.

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how many shares of Common Stock you own, please give GAMCO your proxy FOR the election of the Nominees by taking three steps:

●	SIGNING the enclosed BLUE proxy card,

●	DATING the enclosed BLUE proxy card, and

●	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact GAMCO at its address below.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

BLUE PROXY CARD

GRIFFIN LAND & NURSERIES, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF GAMCO ASSET MANAGEMENT INC.

THE BOARD OF DIRECTORS OF GRIFFIN LAND & NURSERIES, INC.
IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints George Maldonado, as attorney and agent with full power of substitution to vote all shares of Common Stock of Griffin Land & Nurseries, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Stockholders of the Company scheduled to be held at the New York Hilton Hotel, 1335 Avenue of the Americas, New York, NY 10019 on Tuesday, May 13, 2014 at 10:00 a.m. local time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to GAMCO Asset Management Inc. (“GAMCO”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “ABSTAIN” ON PROPOSAL 3, AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with GAMCO’s solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting

 This Proxy Statement and our BLUE proxy card are available at
www.gproxyonline.com

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

GAMCO STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1.  GAMCO RECOMMENDS A VOTE FOR PROPOSAL 2, ABSTAIN ON PROPOSAL 3, AND FOR PROPOSAL 4.

1. GAMCO’s proposal to elect Christopher P. Haley and Walter M. Schenker to serve as directors of the Company until the next annual meeting of stockholders.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Christopher P. Haley Walter M. Schenker	[ ]	[ ]	[ ]
__________
__________

By voting on this BLUE proxy card, a stockholder will be voting for GAMCO’s nominees only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if any of our nominees are elected.

2. The Company’s proposal to ratify the selection of McGladrey LLP as the Company’s independent registered public accountants for fiscal 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  The Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.  GAMCO’s proposal requesting the Board take the necessary steps to enable the Company to qualify as a real estate investment trust (“REIT”) or a master limited partnership (“MLP”) in order to pursue the conversion of the Company into a REIT or MLP.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ___________________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.